EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A for the fiscal quarter ended June 30, 2013 of YuMe, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jayant Kadambi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jayant Kadambi
Jayant Kadambi
Chief Executive Officer (Principal Executive Officer)
Date: September 23, 2013

This certification accompanies the Form 10-Q/A to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of YuMe, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q/A), irrespective of any general incorporation language contained in such filing.